UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 20, 2017
TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky 40511
(Address of principal executive offices) (Zip Code)
(800) 878-8889
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Tempur Sealy International, Inc. (the “Company” or “Tempur Sealy”) is filing this Current Report on Form 8-K to provide updated information regarding the Tempur Sealy International, Inc. Long-Term Incentive Plan (the “Long-Term Incentive Plan”) originally established under the Company’s 2013 Equity Incentive Plan (“2013 EIP”) in order to facilitate the grant of equity or equity-based awards based on the Company’s achievement of certain pre-determined performance goals during certain designated periods.

The Board of Directors of the Company approved an amendment and restatement of the Long-Term Incentive Plan on July 20, 2017 (the “Amended and Restated Long-Term Incentive Plan”). As previously reported, the Company’s stockholders approved certain revisions to the 2013 EIP at the Company’s Annual Meeting of Stockholders held on May 11, 2017. Among other matters, the amendments to the 2013 EIP increased the number of shares authorized for issuance under the 2013 EIP and approved the performance metrics relating to performance-based awards granted under the 2013 EIP that are intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The purpose of the amendment and restatement of the Long-Term Incentive Plan was to incorporate those changes.

The purpose of the Amended and Restated Long-Term Incentive Plan remains to attract and retain the best possible executive talent, motivate executive officers and employees, attain long-term objectives and strategic initiatives and to further align the interests of executive officers and employees with those of Tempur Sealy’s stockholders. Amounts paid under the Amended and Restated Long-Term Incentive Plan are generally intended to qualify as performance-based compensation under Section 162(m) of the Code. The maximum number of shares of stock that may be granted pursuant to or the subject of outstanding awards under the Amended and Restated Long-Term Incentive Plan is limited to the number of shares of stock available under the Amended and Restated 2013 EIP, and new awards may not be made after expiration of the Amended and Restated 2013 EIP.

The Compensation Committee will continue to administer the Amended and Restated Long-Term Incentive Plan, including identifying participating executive officers and employees, establishing Tempur Sealy performance goals and determining the applicable period of performance. The performance period is the length of time during which the achievement of Tempur Sealy performance goals are measured as designated by the Compensation Committee.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	Tempur Sealy International, Inc. Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2017

Tempur Sealy International, Inc.

By:	/s/ Barry A. Hytinen
Name:	Barry A. Hytinen
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Tempur Sealy International, Inc. Long-Term Incentive Plan